As filed with the Securities and Exchange Commission on May 17, 2002


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2002


                            W. R. BERKLEY CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                          0-7849                      22-1867895
---------------                 ----------------             -------------------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


                   475 Steamboat Road, Greenwich, CT       06830
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000
                                                           --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to the announcement of a 3-for-2 common stock split to be paid in the form of a stock dividend on July 2, 2002 to holders of record on June 17, 2002, as well as the payment of a regular quarterly cash dividend in the amount of $.13 per share on July 2, 2002 to holders of record on June 17, 2002. The press release was issued on May 16, 2002. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (a) Financial statements of businesses acquired:

          None.

     (b) Pro forma financial information:

          None.

     (c) Exhibits:

          99.1      Press Release dated April 29, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        W. R. BERKLEY CORPORATION

                                        By  /s/ Eugene G. Ballard
                                            ------------------------------
                                            Name:  Eugene G. Ballard
                                            Title: Senior Vice President,
                                                   Chief Financial Officer and
                                                   Treasurer


Date: May 17, 2002

                                  EXHIBIT INDEX


Exhibit:
--------

99.1      Press Release dated May 16, 2002